Form 10-QSB/A Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. ss. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Guangyu Wu, certify that pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-QSB/A for the period ended September 30, 2007 ("Report") of the Registrant, China Recycling Energy Corporation ("China Digital Wireless, Inc." prior to March 8, 2007):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Date: May 16, 2008	/s/ Guangyu Wu
Guangyu Wu
Chief Executive Officer